UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 12, 2020

TrueCar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36449	04-3807511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 200
Santa Monica, California 90401
(Address of principal executive offices, including zip code)

(800) 200-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Noel B. Watson

On October 12, 2020, Noel B. Watson, Chief Financial Officer and Chief Accounting Officer of TrueCar, Inc. (the “Company”), notified the Company that he will resign from his positions at the Company. The Company expects Mr. Watson’s resignation to be effective on November 16, 2020.

Appointment of Charles C. Thomas

    On October 14, 2020, the Board of Directors (the “Board”) of the Company appointed Charles C. Thomas to serve as the Company’s treasurer, principal financial officer and principal accounting officer, effective upon the effective date of Mr. Watson’s resignation, until the Board appoints a Chief Financial Officer and Chief Accounting Officer.

Mr. Thomas, age 36, has served as the Company’s Controller since June 2017 and as Vice President since July 2018. He also served as our treasurer, principal financial officer and principal accounting officer from April 2019 until June 2019. Mr. Thomas joined us in April 2014, serving in various accounting positions, including Director of Revenue Accounting, before assuming his current positions. Before joining us, Mr. Thomas served as an Audit Manager at PricewaterhouseCoopers, LLP, a multinational professional services firm. Mr. Thomas holds a B.A. in Economics from Tufts University and an M.S.A. in Accounting and an M.B.A. from the Northeastern University D’Amore-McKim School of Business.

There are no arrangements or understandings between Mr. Thomas and any other person pursuant to which he was selected for the positions to which he was appointed. There are no family relationships between Mr. Thomas and any director or executive officer of the Company and Mr. Thomas has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01    Regulation FD Disclosure.

On October 15, 2020, the Company issued a press release announcing Mr. Watson’s resignation, a copy of which is attached hereto as Exhibit 99.1.

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Ex 99.1    Press Release, dated October 15, 2020, issued by TrueCar, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUECAR, INC.

By:	/s/ Jeff Swart
Jeff Swart
EVP, General Counsel & Secretary

 Date:  October 15, 2020